HIGHPEAK ENERGY

INVESTOR PRESENTATION

MAY 2024

Disclaimer

HIGHPEAK ENERGY

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "projects," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control. For example, the Company's review of strategic alternatives may not result in a sale of the Company, a recommendation that a transaction occur or result in a completed transaction, and any transaction that occurs may not increase shareholder value, in each case as a result of such risks and uncertainties.

These risks and uncertainties include, among other things, the results of the strategic review being undertaken by the Company's Board and the interest of prospective counterparties, the Company's ability to realize the results contemplated by its 2024 guidance , volatility of commodity prices, political instability or armed conflict in crude oil or natural gas producing regions such as the ongoing war between Russia and Ukraine, the ongoing conflict between Israel and Hamas, OPEC+ policy decisions, inflationary pressures on costs of oilfield goods, services and personnel, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 6, 2024 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

RESERVE INFORMATION

Reserve engineering is a process of estimating the recovery of underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining reserves per well as of a given date and cumulative production prior to such given date for developed wells. "Resource" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor resource constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this presentation (including production, operating expenses, capital expenditures, EBITDAX and Free Cash Flow in future periods) are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Cautionary Note Regarding Forward-Looking Statements" above. These projections are speculative by their nature and, accordingly, are subject to significant risk of not being actually realized by the Company. Projected results of the Company for 2024 are particularly speculative and subject to change. Actual results may vary materially from the current projections, including for reasons beyond the Company's control. The projections are based on current expectations and available information as of the date of this release. The Company undertakes no duty to publicly update these projections except as required by law.

In particular, you should be aware that, unless otherwise indicated, projections shown herein are based on management's "flat" commodity price parameters rather than SEC pricing guidelines or current NYMEX forward pricing. HighPeak believes that the use of flat pricing provides useful information as the flat prices reflect what management believes to be reasonable assumptions as to future commodity prices over the projection periods shown. However, HighPeak cautions you that the flat pricing used in preparing its projections is not necessarily a projection of future oil and natural gas prices, and should be carefully considered in addition to, and not as a substitute for, other commodity price assumptions held by third parties.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation may include non-GAAP financial measures, including EBITDAX and adjusted EBITDAX, free cash flow, operating margin and unhedged cash operating margin, and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non-GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak defines Adjusted EBITDAX as EBITDAX excluding cash G&A expenses. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak also presented EBITDAX on an "annualized" basis, which represents EBITDAX for a fiscal quarter annualized for a 12-month period as if EBITDAX for each fiscal quarter in such period was equal to the quarter specified. HighPeak defines cash operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash margin as realized price less lease operating expense, gathering, processing and transportation expenses, cash general and administrative expenses and production taxes, on a per-Boe basis. HighPeak defines unhedged as excluding the effects of derivatives and hedged as including the effects of derivatives. HighPeak defines Free Cash Flow as discretionary cash flow less capex excluding acquisitions. HighPeak defines Unlevered Asset Free Cash Flow as Adjusted EBITDAX less Capex. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

In the case of non-GAAP financial measures presented for future periods, HighPeak advises that it is unable to provide reconciliations of such measures without unreasonable efforts. Accordingly, such measures should be considered in light of the fact that no GAAP measure of performance or liquidity is available as a point of comparison to such non-GAAP measures.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and may include market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

DRILLING LOCATIONS

The Company has estimated its drilling locations based on well spacing assumptions and upon the evaluation of its drilling results and those of other operators in its area, combined with its interpretation of available geologic and engineering data. The drilling locations actually drilled on the Company's properties will depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities conducted on these identified locations may not be successful and may not result in additional proved reserves. Further, to the extent the drilling locations are associated with acreage that expires, the Company would lose its right to develop the related locations.

HIGHPEAK ENERGY

Disciplined
Operations

- 2 rig cadence in current pricing environment
- Drive down LOE through efficient operations
- Maintenance capex to hold 2023 production

Strengthen
Balance Sheet

- Free cash flow generation
- Prioritize debt reduction

Maximize
Shareholder Value

- Increased quarterly dividend payout to $0.04/share
- Opportunistic share repurchases
- Acquire inventory rich acreage
- Strategic alternatives opportunities

First Quarter 2024 Company Highlights

Operational

- Production average: 49.7 MBoe/d
  - ✓ **Flat with Q4'23**
- Lease Operating Expenses[2]: $6.30/Boe
  - ✓ **16% decrease Q/Q**
- Unhedged Cash Margin $52.68/Boe
  - ✓ **>65% above peer average**

Financial

- EBITDAX[3]: $233.3 Million
- Free Cash Flow[4]: $48.0 Million
  - ✓ **42% increase Q/Q**
- Net Debt / Q1'24 LQA EBITDAX: 1.07x

Shareholder Value

- Reduced long-term debt by $30.0 million
- Increased quarterly dividend 60% to $0.04/share
- Repurchased 565k shares in Q1



Dawson
Borden
Scurry
Martin
Howard
Glasscock
HighPeak Acreage
Active Rig
Offset Operators Include:
APA Corp / Callon
Bayswater
Birch
Diamondback / Endeavor
Exxon / Pioneer
Murchison
Occidental / Crownrock
Ovintiv
SM Energy
Surge
Vital
0
2½
5
10
Miles

Note: Acreage map per Enverus and company data.
(1) Net acreage and map as of 3/31/24.
(2) LOE excluding workover expenses.
(3) EBITDAX is a non-GAAP financial measure. See appendix for reconciliation.
(4) Free Cash Flow is a non-GAAP financial measure and defined as discretionary cash flow less capex excluding acquisitions. See appendix for reconciliation.

POWER
- Efficient
- Clean
- Scalable

FACILITIES
- Quality
- Expandable
- On Pipe

FLUID
- Recycling
- Infrastructure

SAND
- Environmental
- Energy Savings


Electrical Infrastructure
HighPeak Acreage
Electrical Infrastructure
Existing Powerline
Solar Farm
HPK Substation
LACT
Central Tank Battery
Field Office & Laydown Yard
Fabrication Facility
Flat Top
Signal Peak


Water Infrastructure
HighPeak Acreage
Water Infrastructure
Exisiting Pipeline
PW Treatment Facility
Storage Tank
Active SWD
Permitted / Planned SWD

- Electrical infrastructure reduces costs and carbon emissions and increases reliability
- Central tank battery configuration is state-of-the-art, scalable and efficient
- Comprehensive, low-cost produced water system enhances disposal capabilities and provides recycled frac fluid
- Locally sourced high quality frac sand reduces costs and carbon footprint

High oil cut and low-cost structure lead to HPK's peer leading margins

NYMEX Oil Price & EBITDAX Margin[1]


$100
$80
$60
$40
$20
$0
1Q23
2Q23
3Q23
4Q23
1Q24
HPK Gross Margin
Diff & Costs
NYMEX Oil

1Q'24 EBITDAX Margin[1] ($/BOE)

$52.68

vs. Peers

>65%

Equivalent Economic Production (MBOE/D)

85

LOE/BOE


11
10
9
8
7
6
5
1Q23
2Q23
3Q23
4Q23
1Q24
LOE
W/O Expense

1Q'24 LOE/BOE

$6.30

Q/Q $ Reduction

$6MM

Y/Y % Reduction/BOE

26%

Source: Public filings.

(1) Unhedged EBITDAX margins and production figures as reported. EBITDAX margins calculation for peers reflects adjusted EBITDAX for the 3M ended period as calculated by respective companies excluding non-controlling interests. Peers include APA,CIVI,CTRA,DVN,FANG,MGY,MRO,MTDR,OVV,PR,PXD,SM and VTLE. Represents Q1'24 EBITDAX margins except for VTLE which reflects Q4'23.

Target Zone	Locations[1]	Rig Years
L. Spraberry	350	14.6
Wolfcamp A	356	14.8
Wolfcamp B	477	19.9
Wolfcamp D	535	26.8
Upside[2]	919	38.3
Total	>2,600	>114


Dawson
Borden
Scurry
Martin
Howard
Mitchell
Glasscock
Sterling

1) Well counts as of 1/1/2020
2) Includes Middle Spraberry, Jo Mill, and Wolfcamp C

HighPeak's Path to Success


High Quality Assets
Discipline
Free Cash Flow
Balance Sheet Strength
Shareholder Value Creation

HIGHPEAK ENERGY

HIGHPEAK ENERGY, INC.

Appendix



HIGHPEAK ENERGY

Rig Released Wells

	1Q24	
	Gross	Net
OP	19	17.8
Non-Op	6	0.3
Total	**25**	**18.1**
SWD	0	0.0

In Progress

	As of 03/31/2024	
	Gross	Net
OP	21	19.9
Non-Op	9	0.6
Total	**30**	**20.5**
SWD	1	1.0

Turned in Line

	1Q24	
	Gross	Net
OP	12	12.0
Non-Op	0	0.0
Total	**12**	**12.0**

Updated Hedge Profile



25,000
20,000
15,000
10,000
5,000
0
Average Hedged Daily Oil (bopd)
2024/Q2
2024/Q3
2024/Q4
2025/Q1
2025/Q2
2025/Q3
2025/Q4
COLLAR
PUT
SWAP

Q2-Q4 2024 Average	2025 Average
20.3 MBo/d average	10.5 MBo/d average

Hedges as of May 1, 2024

	OIL SWAPS		OIL PUTS		OIL COLLARS			Daily (bopd)			MID-CUSH BASIS SWAP	
	VOL (Mbbl)	Price	VOL (Mbbl)	Price	VOL (Mbbl)	Low	High				VOL (Mbbl)	Price
2024/Q2	364	$84.00	1,274	$60.41	501	$69.73	$95.00				2,275	$1.12
2024/Q3	368	$84.00	1,288	$60.41	138	$69.00	$95.00				2,300	$1.12
2024/Q4	506	$76.37	184	$58.00	975	$65.68	$90.32	Avg Swap	Avg Put	Avg Collar	2,300	$1.12
2024	**1,238**	**$80.88**	**2,746**	**$60.25**	**1,614**	**$67.22**	**$92.17**	4,502	9,985	5,868	**6,875**	**$1.12**
2025/Q1	495	$76.37	180	$58.00	720	$65.00	$90.00	*22%*	*49%*	*29%*		
2025/Q2	501	$76.37	182	$58.00	637	$65.00	$90.08					
2025/Q3	276	$75.85	184	$58.00	644	$65.00	$90.08					
2025/Q4								Avg Swap	Avg Put	Avg Collar		
2025	**1,272**	**$76.26**	**546**	**$58.00**	**2,001**	**$65.00**	**$90.05**	3,484	1,496	5,482		
								33%	*14%*	*52%*		

Hedges as of May 1, 2024

Production	1Q'24
Total sales volumes (MBoe)	4,525.3
Total daily sales volumes (MBoe/d)	49.7
Oil percentage	80%
Liquids percentage	**91%**
Realized Pricing	
Oil per Bbl	$77.65
NGL per Bbl	$24.94
Gas per Mcf	$1.33
Total per Boe (excluding derivatives)	$63.59
Total per Boe (including derivatives)	$62.45
Costs (per Boe)	
LOE	$6.30
Workover expenses	$0.39
Production & Ad Valorem taxes	$3.18
G&A (Cash)	$1.04
Total cash costs	$10.91
Cash margin (excluding derivatives)	$52.68
Cash margin (including derivatives)	$51.54

Earnings	1Q'24
EBITDAX ($MM)	$233.3
Free Cash Flow ($MM)	$48.0
Other	
Capex ($MM)[1]	$147.8
Rig Released / Turn in Line[2]	19 / 12

(1) Excludes acquisitions.
(2) Rig Released / Turn in Line includes gross operated wells.

Reconciliation of Net Income to EBITDAX

(in thousands)	Quarter Ended
	31-Mar-24
Net income	$6,438
Interest expense	43,634
Interest and other income	(2,392)
Income tax expense	2,297
Depletion, depreciation and amortization	130,850
Accretion of discount	239
Exploration and abandonment expense	498
Stock based compensation	3,798
Derivative-related noncash activity	47,895
Other expense	1
EBITDAX	$233,258

Unhedged Cash Operating Margin Reconciliation

(in thousands, except per Boe amounts)	Quarter Ended
	31-Mar-24
Oil, NGL and natural gas sales (including deducts)	$287,764
Less: Lease operating expenses	(28,511)
Less: Workover expenses	(1,760)
Less: Production & ad valorem taxes	(14,402)
Cash Operating Margin	**243,091**
Less: Cash G&A	(4,685)
Cash Margin	**$238,406**
Divided by: Production (MBoe)	4,525.3
Cash Operating Margin per Boe, excluding the effects of derivatives	**$53.72**
Cash Margin per Boe, excluding the effects of derivatives	**$52.68**

HIGHPEAK ENERGY

Free Cash Flow Reconciliation

(in thousands)	Quarters Ended		
	30-Sep-23	31-Dec-23	31-Mar-24
Net cash provided by operating activities	$158,066	$234,647	$171,439
Changes in operating assets and liabilities	78,837	(31,731)	24,249
Capital expenditures, excluding acquisitions	(161,695)	(169,192)	(147,698)
Free Cash Flow	**$75,208**	**$33,724**	**$47,990**

Net Debt

(in thousands)	As of
	31-Mar-24
Long-term debt	$ 1,170
Cash and cash equivalents	(173)
Net debt	**$ 997**

2023 Reserve Replacement Computations

(in thousands, except percentages)	Year Ended
	31-Dec-23
Proved Reserves, beginning of year	122,958
Extensions, discoveries and revisions	49,055
Purchase of reserves-in-place	171
Sales of reserves-in-place	(1,387)
Production	(16,635)
Proved Reserves, end of year	**154,162**
Reserve Replacement:	
With the drill bit	**295%**
With the drill bit and acquisitions	**296%**

Proved Developed Reserves will Continue an Upward Trajectory

Year-End 2023 Proved Reserves[1]

	Net Proved Reserves						
Reserve Category	Oil (MBbl)	Gas (MMcf)	NGL (MBbl)	Total (MBoe)	% of Total Proved	% Liquids	PV-10 ($MM)
Proved Developed Producing (PDP)	54,033	50,783	11,649	74,146	48%	89%	$1,921
Proved Developed Non-Producing (PDNP)	4,598	1,889	534	5,446	4%	94%	$141
Total Proved Developed Reserves	**58,631**	**52,672**	**12,183**	**79,592**	**52%**	**89%**	**$2,061**
Proved Undeveloped (PUD)	60,923	34,400	7,913	74,569	48%	92%	$823
Total Proved Reserves	**119,554**	**87,071**	**20,096**	**154,162**	**100%**	**91%**	**$2,884**

Net Reserves (MMBoe)



160
140
120
100
80
60
40
20
0
PDP
PDNP
PUD
90% CAGR
22.5
12.2
5.4
64.2
35.6
8.2
20.4
123.0
61.7
9.0
52.3
154.2
74.6
5.4
74.1
YE'20
YE'21
YE'22
YE'23

High Liquids Percentage



13%
9%
154.2 MMBoe
78%
Oil
Gas
NGL

Reserves replacement ratio of 295%

1) Year-end reserves per third-party reserve report prepared by Cawley Gillespie & Associates. Assumes effective date of 01-Jan for YE. SEC Pricing: YE21: $66.56/bbl & $3.598/mcf. YE22: $93.67/bbl & $6.358/mcf. YE23: $78.22/bbl & $2.637/mcf

$1.2B Term Loan

- Closed September 12, 2023
- Proceeds paid off prior debt and enhanced liquidity
- Extended debt maturities to September 2026
- Strengthened the capital structure
- Secured financing certainty and removed risks of borrowing base redetermination and/or bank availability
- Provides flexibility to pay down debt without penalty utilizing free cash flow
- Quarterly amortization of $30MM

$100MM Super Priority RCF

- Revolving Credit Facility closed November 1, 2023


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2024-Q1
2024-Q2
2024-Q3
2024-Q4
2025-Q1
2025-Q2
2025-Q3
2025-Q4
2026-Q1
2026-Q2
2026-Q3
New Term Loan
Amortization
Super Priority RCF

2024 Outlook

Production (MBoe/d)	2024
Average production rate	43 - 47

Capex ($mm)	2024
Net Operated Wells TIL	55 - 60
Average Lateral Length	~12,000'
Capital Expenditures D,C,E&F	$450 - $525
Capital Expenditures, Infra/Other	$50 - $60
Total Capital Expenditures(1)	$500 - $585
Average Rigs	2
Average Frac Crews	1

Unit Measures ($/Boe)	2024
Lease Operating Expenses	$7.50 - $8.50
General and Administrative	$1.00 - $1.20

(1) Excludes acquisition capex.